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                                                   Exhibit A
                             COMPANIES AND FUNDS COVERED BY TRANSFER AGENCY AGREEMENT

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Registered Investment Company and Funds                                                         Date
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
American Century California Tax-Free and Municipal Funds
     Benham California High Yield Municipal Fund                                           August 1, 1997
     Benham California Insured Tax-Free Fund                                               August 1, 1997
     Benham California Intermediate-Term Tax-Free Fund                                     August 1, 1997
     Benham California Limited-Term Tax-Free Fund                                          August 1, 1997
     Benham California Long-Term Tax-Free Fund                                             August 1, 1997
     Benham California Municipal Money Market Fund                                         August 1, 1997
     Benham California Tax-Free Money Market Fund                                          August 1, 1997

American Century Government Income Trust
     Benham Capital Preservation Fund                                                      August 1, 1997
     Benham GNMA Fund                                                                      August 1, 1997
     Benham Government Agency Money Market Fund                                            August 1, 1997
     Benham Inflation-Adjusted Treasury Fund                                               August 1, 1997
     Benham Intermediate-Term Treasury Fund                                                August 1, 1997
     Benham Long-Term Treasury Fund                                                        August 1, 1997
     Benham Short-Term Government Fund                                                     August 1, 1997
     Benham Short-Term Treasury Fund                                                       August 1, 1997

American Century International Bond Funds
     Benham International Bond Fund                                                        August 1, 1997

American Century Investment Trust
     Benham Prime Money Market Fund                                                        August 1, 1997

American Century Municipal Trust
     Benham Arizona Intermediate-Term Municipal Fund                                       August 1, 1997
     Benham Florida Intermediate-Term Municipal Fund                                       August 1, 1997
     Benham Florida Municipal Money Market Fund                                            August 1, 1997
     Benham Intermediate-Term Tax-Free Fund                                                August 1, 1997
     Benham Limited-Term Tax-Free Fund                                                     August 1, 1997
     Benham Long-Term Tax-Free Fund                                                        August 1, 1997
     Benham High-Yield Municipal Fund                                                       March 9, 1998
     Benham Tax-Free Money Market Fund                                                     August 1, 1997

American Century Quantitative Equity Funds
     American Century Equity Growth Fund                                                   August 1, 1997
     American Century Global Gold Fund                                                     August 1, 1997
     American Century Global Natural Resources Fund                                        August 1, 1997
     American Century Income & Growth Fund                                                 August 1, 1997
     American Century Small Capitalization Quantitative Fund                                June 29, 1998
     American Century Utilities Fund                                                       August 1, 1997

American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                                                  August 1, 1997
     Benham Target Maturities Trust: 2005                                                  August 1, 1997
     Benham Target Maturities Trust: 2010                                                  August 1, 1997
     Benham Target Maturities Trust: 2015                                                  August 1, 1997
     Benham Target Maturities Trust: 2020                                                  August 1, 1997
     Benham Target Maturities Trust: 2025                                                  August 1, 1997
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By executing this Exhibit A, each Fund executes the Transfer Agency Agreement to which it is  attached  and any of its  Exhibits  and  amendments  as of the date specified above.


                                     AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                       MUNICIPAL FUNDS
                                     AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                     AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                     AMERICAN CENTURY INVESTMENT TRUST
                                     AMERICAN CENTURY MUNICIPAL TRUST
                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
AMERICAN CENTURY SERVICES            AMERICAN CENTURY TARGET MATURITIES TRUST
CORPORATION


/s/David L. Dilley                   /s/Douglas A. Paul
David L. Dilley                      Douglas A. Paul
President                            Vice President and Secretary
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